PROXY STATEMENT IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF
         DIRECTORS OF THE ZWEIG TOTAL RETURN FUND, INC.

   ANNUAL MEETING OF STOCKHOLDERS (To be held on May 10, 2005)

Our names are Phillip Goldstein and Arthur Lipson. We are shareholders of The Zweig Total Return Fund, Inc. (the "Fund"). We are sending this proxy statement and the enclosed green proxy card to stockholders of record on March 8, 2005. We are soliciting a proxy to vote your shares at the 2005 Annual Meeting of Stockholders of the Fund (the "Meeting") provided that the board of directors agrees prior to the Meeting to open-end the Fund or to conduct a self-tender offer. If you give us your proxy and the board does not agree prior to the Meeting to open-end the Fund or to conduct a self-tender offer, we will not attend the Meeting, we will not vote your shares, and your shares will not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified or you unconditionally want your shares to be represented at the Meeting, you should not give us your proxy. Please refer to the Fund's proxy soliciting material for additional information concerning the Meeting including the election of directors.

This proxy statement and the enclosed green proxy card are first being sent to shareholders of the Fund on or about April -- 2005.

                          INTRODUCTION


How Proxies Will Be Voted

If you return a green proxy card to us or to our agent, your shares will be represented at the Meeting and voted as you indicate on the election of directors, which is the only matter scheduled for a vote, provided that the board of directors agrees prior to the Meeting to open-end the Fund or to conduct a self-tender offer. If the board does not agree to open-end the Fund or conduct a self-tender offer, we will not attend the Meeting, we will not vote your shares, and your shares will not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified or you unconditionally want your shares to be represented at the Meeting, you should not give us your proxy. If we attend the meeting, then unless you indicate otherwise, your shares will be voted TO WITHHOLD AUTHORITY to vote for the election of the board's nominees.

Voting Requirements

A quorum requires at least 50% of the Fund's outstanding shares to be represented at the Meeting. If a quorum is present, the two nominees receiving the most votes shall be elected as directors.

 Revocation of Proxies

You may revoke your proxy by delivering a written revocation to us or by voting in person at the Meeting. (Attendance at the Meeting will not in and of itself revoke your proxy.) There is no limit on the number of times you may revoke your proxy prior to the Meeting. Only your latest dated proxy will be counted.

Information Concerning the Soliciting Shareholders

Phillip Goldstein and Arthur Lipson are the Soliciting
Shareholders. Mr. Goldstein's address is 60 Heritage Drive,
Pleasantville, NY 10570 and Mr. Lipson's address is 2855 East
Cottonwood Parkway, Suite 110, Salt Lake City, UT 84121.  Mr.
Goldstein and Mr. Lipson are investment managers.

Since December 1, 1992, Mr. Goldstein has been the president and 50% shareholder of Kimball & Winthrop, Inc., the general partner of Opportunity Partners L.P., a private investment partnership. Mr. Goldstein is also the portfolio manager of Opportunity Partners. Mr. Lipson is the sole owner of Western Investment LLC, the investment manager of certain private investment entities.

As of April 7, 2005, Mr. Goldstein and Mr. Lipson are deemed to be the beneficial owners of ------------- and ------------- shares respectively owned by them and their clients. All of their purchases have been made since July 2003 and except for one share owned by Mr. Goldstein and one share owned by Mr. Lipson in record name, all of their shares are held in street name, some of which are in margin accounts. Since July 2003, Mr. Goldstein has made no sales and Mr. Lipson has purchased ---------- shares and has sold -------- shares.

                  REASONS FOR THE SOLICITATION

Our goal is to afford all shareholders an opportunity to realize NAV for their shares. We believe the board of directors made a serious mistake when it eliminated the Fund's long-standing annual 10% cash distribution policy in 2003 because the Fund's shares quickly went from a premium to a double-digit discount. After many shareholder complaints, the board eventually reinstated the 10% cash distribution policy. The discount narrowed after that but in March 2005, it was still as high as -- ---%. We believe that shareholders deserve an opportunity to realize NAV for their shares. Unless the board agrees prior to the Meeting to open-end the Fund or to conduct a self-tender offer, we will not attend the Meeting, we will not vote your shares, and your shares will not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified or you unconditionally want your shares to be represented at the Meeting, you should not give us your proxy.
If a quorum is not achieved, then in 2006 we may seek to (1) elect a majority of the board or (2) prevent a quorum again and then obtain a court order to liquidate the Fund as provided for by Maryland law. If the Fund is liquidated, all shareholders will receive NAV for their shares.

                PROPOSAL 1: ELECTION OF DIRECTORS

The only matter that is scheduled for the Meeting is the election of two directors. If the board agrees prior to the Meeting to open-end the Fund or to conduct a self-tender offer, the proxy holders intend, in the absence of contrary instructions, to vote all green proxies TO WITHHOLD AUTHORITY to vote for the board's nominees. If the board does not agree to open-end the Fund or to conduct a self-tender offer, we will not attend the Meeting, we will not vote your shares on this proposal, and your shares will not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified or you unconditionally want your shares to be represented at the Meeting, you should not give us your proxy. Please refer to management's proxy statement for information regarding the names, qualifications and background of the board's nominees.

                         THE SOLICITATION

We are making this solicitation personally. Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies. They will not receive any special compensation for their services. We will ask banks and brokerage firms that hold shares for beneficial owners of shares to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of those shares. We will reimburse them for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from the Fund. Shareholders will not be asked to vote on the reimbursement of our expenses. We estimate that our expenses will be about $ ---------.

There is no arrangement or understanding involving us or any of our affiliates that relates to future employment by or any future transaction with the Fund or any of its affiliates.

DATED: April --, 2005













                           PROXY CARD

 Proxy Solicited in Opposition to the Board of Directors of the Zweig Total Return Fund, Inc. by Phillip Goldstein and Arthur
  Lipson for the Annual Meeting of Stockholders on May 10, 2005

The undersigned hereby appoints Rajeev Das, Phillip Goldstein, and Arthur Lipson and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of The Zweig Total Return Fund, Inc. (the "Fund") on May 10, 2005, (the "Meeting"), and any adjournment or postponement thereof, and to vote on all matters that may come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below subject to the board agreeing to open-end the Fund or to conduct a self-tender offer. The undersigned expressly understands this condition and agrees that it is reasonably specified. If the board does not agree prior to the Meeting to open-end the Fund or to conduct a self-tender offer, the proxy holders will not attend the Meeting, will not vote the undersigned's proxy, and the undersigned's shares will not be counted toward a quorum.

 Election of two directors

In the absence of instructions to the contrary and subject to the board agreeing prior to the Meeting to open-end the Fund or to conduct a self-tender offer, the above named proxies intend to use this proxy TO WITHHOLD AUTHORITY to vote for the nominees made by the board. Please refer to management's proxy statement for information regarding the names, qualifications and background of the board's nominees. If you wish to have your shares voted for one or both of the board's nominees, please write their name(s) below:


    ________________________________________________________

Please sign and date below. Your shares will be voted as indicated above provided that the board agrees prior to the Meeting to open-end the Fund or to conduct a self-tender offer. Otherwise, the proxy holders will not attend the Meeting, they will not vote your shares, and your shares will not be counted toward a quorum. If the proxy holders attend the Meeting and no direction is made, this proxy will be voted TO WITHHOLD AUTHORITY to vote for the election of the board's nominees whose names are provided in management's proxy statement. The undersigned hereby acknowledges receipt of the proxy statement dated April --, 2005 of Phillip Goldstein and Arthur Lipson and revokes any proxy previously executed.



SIGNATURE (S)_________________________________     Dated:
_______________